EXHIBIT 99.2

EMPLOYMENT AGREEMENT

Agreement dated March 31, 2006 effective as of March 31, 2006 (the “Effective Date”), by and between Indevus Pharmaceuticals, Inc., a Delaware corporation having a place of business at 33 Hayden Avenue, Lexington, Massachusetts 02421 (the “Corporation”), and Noah D. Beerman, an individual residing at 10 Sawmill Road, Acton, Massachusetts 01720 (the “Officer”).

WITNESSETH:

WHEREAS, the Corporation desires to employ the Officer as Executive Vice President and Chief Business Officer, and the Officer desires to be employed by the Corporation as Executive Vice President and Chief Business Officer, all pursuant to the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is agreed as follows:

1.	EMPLOYMENT: DUTIES

(a)	The Corporation engages and employs the Officer, and the Officer hereby accepts engagement and employment, as Executive Vice President and Chief Business Officer to direct, supervise, and have responsibility for the business development operations of the Corporation and performing such other services and duties as the Board of Directors of the Corporation shall determine. In his capacity as Executive Vice President and Chief Business Officer of the Corporation, and as an officer of the Corporation, the Officer shall report directly to the Chief Executive Officer of the Corporation.

(b)	The Officer shall perform his duties hereunder from the Corporation’s executive offices in Massachusetts, provided, however, that the Officer acknowledges and agrees that the performance by the Officer of his duties hereunder may require domestic and international travel by the Officer.

(c)	The Officer shall devote his best efforts and entire working time and attention to the proper discharge of his duties and responsibilities under this Agreement.

2.	TERM

Subject to the provisions of Section 6 hereof, the Officer’s employment hereunder shall be for a term of one (1) year commencing on the Effective Date and continuing through the first anniversary of such date and shall automatically renew for periods of one (1) year commencing at the second anniversary of the

Effective Date unless either the Officer or the Corporation gives written notice to the other not less than sixty (60) days prior to the date of any such anniversary of such party’s election not to extend the term of this Agreement.

3.	COMPENSATION

(a)	As compensation for the performance of his duties under this Agreement, the Officer shall be compensated as follows:

(i)	The Corporation shall pay the Officer an annual base salary (“Base Salary”) of Three Hundred Ten Thousand Dollars ($310,000), payable in accordance with the usual payroll period of the Corporation. The Compensation Committee of the Board of Directors of the Corporation will review the Officer’s base salary on an annual basis.

(ii)	The Officer shall be entitled to participate in the FY 2006 Senior Executive Bonus Plan and subsequent Senior Executive Bonus Plans.

The Corporation shall withhold all applicable federal, state, and local taxes, social security, and workers’ compensation contributions as such other amounts as may be required by law and any plans pursuant to which such compensation is generated or agreed upon by the parties, and as may be allowed, with respect to the compensation payable to the Officer pursuant to Section 3(a) hereof.

(b)	The Corporation shall reimburse the Officer for all normal, usual, and necessary expenses incurred by the Officer in furtherance of the business and affairs of the Corporation, including reasonable travel and entertainment, against receipt by the Corporation of appropriate vouchers or other proof of the Officer’s expenditures and otherwise in accordance with such Expense Reimbursement Policy as may from time to time be adopted by the Board of Directors of the Corporation.

(c)	The Officer shall be, during the term of this Agreement, entitled to vacations of not less than four (4) weeks per annum.

(d)	The Corporation shall make available to the Officer and his dependents such medical, disability, life insurance, and such other health benefits as the Corporation makes available to its senior officers and directors. The Company shall reimburse the Officer for premiums for $1,000,000 additional term life insurance during the period of the Officer’s employment.

4.	NON-SOLICIATION

(a)	During the term of this Agreement and for one (1) year thereafter, the Officer shall not, directly or indirectly, without the prior written consent of the Corporation, solicit or induce any employee of the Corporation or any affiliate to the leave the employ of the Company or any affiliate or hire for any purpose any employee of the Corporation or any affiliate or any employee who has left the employment of the Corporation or any affiliate within six (6) months of the termination of said employee’s employment with the Corporation.

(b)	During the term of the Agreement and for one (1) year thereafter, the Officer shall not, directly or indirectly, without the prior written consent of the Corporation:

(i)	solicit or accept employment or be retained by any party who, at any time during the term of his Agreement, was a customer or supplier of the Corporation or any affiliate where his position will be related to the business of the Corporation; or

(ii)	solicit or accept the business of any customer or supplier of the Corporation or any affiliate with respect to products similar to those supplied by the Corporation.

(c)	In the event that the Officer breaches any provisions of this Section 4 or there is a threatened breach, then, in addition to any other rights which the Corporation may have, the Corporation shall be entitled, without the posting of a bond or other security, to injunctive relief to enforce the restrictions contained herein. In the event that an actual proceeding is brought in equity to enforce the provisions of this Section 4, the Officer shall not urge as a defense that there is an adequate remedy at law nor shall the Corporation be prevented from seeking any other remedies which may be available.

5.	CONFIDENTAL INFORMATION

(a)

The Officer agrees that during the course of his employment or at any time after termination, he will not disclose or make accessible to any other person, the Corporation’s products, services, and technology, both current and under development, promotion and marketing programs, lists, trade secrets, litigation information, and other confidential and proprietary business information of the Corporation or any of its clients. The Officer agrees: (i) not to use any such information for himself or others; and (ii) not to take any such material or reproductions thereof from the Corporation’s facilities at any time during his employment at the Corporation, except as required in the Officer’s duties to the Corporation.

The Officer agrees immediately to return such material and reproductions thereof in his possession to the Corporation upon request and in any event upon termination of employment.

(b)	Except with prior written authorization by the Corporation, the Officer agrees not to disclose or publish any of the confidential, technical or business information or material of the Corporation, its clients or any other party to whom the Corporation owes an obligation of confidence, at any time during or after his employment with the Corporation.

(c)	The Officer hereby assigns to the Corporation all right, title, and interest he may have or may acquire in all inventions (including patent rights) developed by the Officer during the term of this Agreement (“Inventions”) and agrees that all Inventions shall be the sole property of the Corporation and its assigns, and the Corporation and its assigns shall be the sole owner of all patents, copyrights, and other rights in connection therewith. The Officer further agrees to assist the Corporation in every proper way (but at the Corporation’s expense) to obtain and from time to time enforce patents, copyrights, or other rights on said Inventions in any and all countries.

6.	TERMINATION

(a)	The term of this Agreement shall continue for the period set forth in Section 2 hereof unless sooner terminated upon the first to occur of the following events:

(i)	The death of the Officer;

(ii)	Termination for just cause. Any of the following actions by the Officer shall constitute just cause:

(A)	Material breach by the Officer of Section 4 or Section 5 of this agreement;

(B)	Material breach by the Officer of any provision of this Agreement other than Section 4 or Section 5 or the willful or reckless failure by the Officer to perform his duties hereunder which breach or failure is not cured by the Officer within fifteen (15) days of notice thereof from the Corporation; or

(C)	The commission by the Officer of any act of fraud or theft against the Corporation or any of its subsidiaries, or the conviction of the Officer of any criminal act.

(iii)	Termination by the Officer for just cause. Any of the following actions or omissions by the Corporation shall constitute just cause:

(A)	Material breach by the Corporation of any provision of this Agreement which is not cured by the Corporation within fifteen (15) days of notice thereof from the Officer;

(B)	Any action by the Corporation to intentionally harm the Officer; or

(C)	A Change in Control of the Corporation (as defined below), unless the Officer is offered and, in his sole discretion, accepts either (1) a comparable executive position of the acquirer or the division of the acquirer which assumes the business of the corporation of the Corporation after the Change in Control or (2) compensation comparable to that provided to the Officer under this agreement.

(iv)	Termination without just cause.

(b)	Upon termination pursuant to subparagraph (ii) of paragraph (a) above, the Officer, or his estate in the event of termination pursuant to subparagraph (i), shall be entitled to receive the Base Salary accrued but unpaid as of the date of termination.

(c)	Upon termination pursuant to subparagraph (iii) of paragraph (a) above, the Officer shall be entitled to receive the Base Salary plus average bonuses paid to the Officer since the Effective Date. At the discretion of the Corporation, such Base Salary may be paid in one lump sum or in monthly installments. In addition, the Corporation shall provide continuation of health benefits for twelve (12) months to the extent authorized by and consistent with 29 U.S.C. § 1161 et seq. (commonly known as “COBRA”), with the cost of the regular premium for such benefit shared in the same relative proportion by the Corporation and the Officer as in effect on the date of the termination. Notwithstanding the foregoing, nothing in this Section 6(c) shall be construed to affect the Officer’s right to receive COBRA continuation entirely at the Officer’s own cost to the extent that the Officer may continue to be entitled to COBRA continuation after the Officer’s right to cost sharing under this Section 6(c) ceases.

(d)

Upon termination pursuant to subparagraph (iv) of paragraph (a) above, or if the Corporation does not renew this Agreement, the Corporation will pay to the Officer twelve (12) months of Base Salary plus average bonuses. At the discretion of the Corporation, such base salary may be paid in one lump sum or in monthly installments. This payment, however, shall be reduced by the salary and bonus compensation form other employment received by the Officer during the twelve (12) months following termination of the Agreement. In addition, the Corporation shall provide continuation of health benefits for twelve (12) months to the extent authorized by and consistent with 29 U.S.C. § 1161 et seq. (commonly known as “COBRA”), with the cost of the regular premium for such benefit shared in the same relative proportion by the Corporation and the Officer as in effect on the date of the termination.

(e)	For purposes of this Agreement, a “Change in Control of the Corporation” shall be deemed to have occurred if any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), becomes, after the date of this Agreement the “beneficial owner” (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities.

(f)	It is the intention of the Corporation and the CEO that no portion of the payment made under Section 6(c) hereof (the “Termination Payment”) be deemed to be an excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). In the event that in the opinion of the Corporation’s independent public accountants, all or any portion of the Termination Payment may be an excess parachute payment, the Termination Payment hereunder shall be reduced or eliminated as specified by the CEO in writing delivered to the Corporation within 30 days of his receipt of such opinion or, if the CEO fails to so notify the Corporation, then as the Corporation shall reasonably determine, so that there will be no excess parachute payment.

(g)	Cooperation: Pending Litigation

(i)	Upon request of the Company, in connection with any suit, action, proceeding, arbitration, or litigation involving the Corporation (a “Litigation”), which Litigation is directly or indirectly the result of an event, fact, or occurrence existing, in whole or in part, prior to the Termination Date, the Officer agrees to, at the expense of the Corporation, in connection with any such Litigation”

(A)	attend depositions, meetings, conferences, or other scheduled proceedings related to the Litigation with a designated Officer of the Corporation;

(B)	provide a written outline of any actions taken by the Officer on behalf of the Corporation, or any information know to the Officer; and

(C)	otherwise cooperate with the Corporation, counsel to the Corporation, and with other entities whom the Corporation shall reasonably request.

(ii)	Unless the Officer and the Corporation agree otherwise, the Officer shall not be required to engage or participate in any of the activities described in Section 6(g) of this Agreement for more than three (3) consecutive business days at a time, or more than six (6) business days per ninety (90) day period.

7.	NOTICES

Any notice or other communication under this agreement shall be in writing and shall be deemed to have been given: when delivered personally against receipt thereof; one (1) day after being sent by Federal Express or similar overnight delivery; or three (3) days after being mailed registered or certified mail, postage prepaid, return receipt requested, to either party at the address set forth above, or to such other address as such party shall give by notice hereunder to the other party.

8.	INDEMNIFICATION

The Corporation will enter into an indemnification agreement with the Officer substantially identical to that entered into with its other executive officers, in the form attached as Exhibit A hereto.

9.	SEVERABILITY OF PROVISIONS

If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal, and enforceable, and no provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

10.	ENTIRE AGREEMENT: MODIFICATION

This Agreement contains the entire agreement of the parties relating to the subject matter hereof, and the parties hereto have made no agreements, representations, or warranties relating to the subject matter of this Agreement which are not set forth herein. No modification of this agreement shall be valid unless made in writing and signed by the parties hereto.

11.	BINDING EFFECT

The rights, benefits, duties, and obligations under this Agreement shall inure to, and be binding upon, the Corporation, its successors and assigns, and upon the Officer and his legal representatives. This Agreement constitutes a personal service agreement, and the performance of the Officer’s obligation hereunder may not be transferred or assigned by the Officer.

12.	NON-WAIVER

The failure of either party to insist upon the strict performance of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

13.	GOVERNING LAW

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

The heading of the paragraphs are inserted for convenience and shall not effect the interpretation of this Agreement on the day and year first above written.

Indevus Pharmaceuticals, Inc.

By:
Glenn L. Cooper, M.D. Chairman, President, and Chief Executive Officer

Noah D. Beerman